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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2000

                                  HADRON, INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         NEW YORK                        0-5404                  11-2120726
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

(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)
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  5904 RICHMOND HIGHWAY, SUITE 300, ALEXANDRIA, VIRGINIA              22303
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code:     (703) 329-9400
                                                   -----------------------------


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      ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

      On June 12, 2000, Hadron, Inc. (the "Company") held a Special Meeting of the Board of Directors (the "Board") in order to ratify the appointment of Gerald R. McNichols, Sc.D. and Gerald Young to the Board, in accordance with the information distributed to the Company's shareholders and filed with the Securities and Exchange Commission (the "SEC") on Schedule 14f-1 on May 31, 2000. The election of Messrs. McNichols and Young was unanimously ratified.

      As previously reported on Schedule 14f-1 and Form 8-K filed with the SEC on April 14, 2000, the Company entered into a securities purchase agreement dated March 30, 2000 (the "Securities Purchase Agreement") with Jon M. Stout ("Stout"), Patricia W. Stout ("Ms. Stout"), the Stout Dynastic Trust ("Stout Trust"), J. Richard Knop ("Knop"), John D. Sanders ("Sanders") and C.W. Gilluly ("Gilluly") which was consummated on March 30, 2000 (the "Closing Date"). Stout, Ms. Stout, Stout Trust and Knop, are collectively referred to herein as the "Investors."

      On the Closing Date, following the execution of the Securities Purchase Agreement, the Investors, Sanders, Gilluly and six (6) affiliates of Boles Knop & Company L.L.C. entered into a five (5) year voting agreement ("Voting Agreement"). Pursuant to the Voting Agreement, during its term, each party agrees to vote all of the Common Stock registered in his or her respective name and to take all necessary actions so that, among other things, (i) the authorized number of members of the Board of Directors would continue to be five
(5) unless and until a greater number is directed or approved by the Investors, and (ii) the Investors would be entitled to nominate (the "Investor Nominees") and to have elected the Investor Nominees as the majority of the members of the Board. On March 31, 2000, Stout was appointed to the Board, and on April 13, 2000 Messrs. McNichols and Young were appointed to the Board to take effect June 12, 2000, subject to the Company's compliance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14f-1 promulgated thereunder. Because the two appointments were for vacant, unexpired positions created by the resignation of two previous board members, no action by shareholders was required and the Board is entitled under the Company's bylaws to fill such vacant positions.

     The Company has complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, and Messrs. McNichols and Young have joined Messrs. Gilluly, Sanders, and Stout on the Board.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 19, 2000                            HADRON, INC.
                                                (Registrant)


                                                By: /s/ Jon M. Stout
                                                   -----------------------------
                                                    Jon M. Stout
                                                    Chief Executive Officer


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